EXHIBIT 2.(c)


                                                                 CONFORMED COPY

                               AU Optronics Corp.
                               ------------------

                 250,000,000 Common Shares (NT$10.00 par value)
              Represented by 25,000,000 American Depositary Shares
        (Plus an option to purchase from the Selling Shareholders up to
              35,000,000 additional Common Shares, represented by
         3,500,000 American Depositary Shares to cover over-allotments)


                      International Underwriting Agreement


                                                             New York, New York
                                                                  May 23 , 2002

Salomon Smith Barney Inc.
UBS AG, acting through its business group UBS Warburg ING Bank N.V. CLSA Limited Daiwa Securities SMBC Hong Kong Limited Lehman Brothers Inc.
As International Representatives of the several
International Underwriters,
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

         AU Optronics Corp. (the "Company"), a corporation organized under the laws of the Republic of China (the "ROC"), proposes to sell to the several International Underwriters, for whom the International Representatives are acting as representatives, 250,000,000 common shares, NT$10.00 par value ("Common Shares") (said shares to be issued and sold by the Company being hereinafter called the "International Underwritten Shares") in the form of American depositary shares ("ADSs"). The Selling Shareholders propose to grant to the International Underwriters an option to purchase up to 35,000,000 additional Common Shares in the form of ADSs to cover over-allotments (the "International Option Shares" and together with the International Underwritten Shares, the "International Shares").

         It is understood that the Company and the Selling Shareholders are concurrently entering into the U.S. Underwriting Agreement (together with this International Underwriting Agreement, the "Underwriting Agreements") providing for the sale by the Company of 250,000,000 Common Shares (said shares to be sold by the Company pursuant to the U.S. Underwriting Agreement being hereinafter called the "U.S. Underwritten Shares") in the form of ADSs and providing for the grant to the U.S. Underwriters of an option to purchase from


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the Selling Shareholders up to 35,000,000 additional Common Shares (the "U.S.
Option Shares" and together with the "U.S. Underwritten Shares", the "U.S. Shares") in the form of ADSs.

         You have also advised the Company that the Shares to be sold by the Company and the Selling Shareholders to the Underwriters shall be deposited by the Company and the Selling Shareholders pursuant to the Deposit Agreement, to be dated as of May 29, 2002 (the "Deposit Agreement"), to be entered into among the Company, Citibank, N.A., as depositary (the "Depositary") and all holders and beneficial owners from time to time of the ADSs. Upon deposit of any Common Shares, the Depositary will issue American depositary shares representing the Shares so deposited. The ADSs will be evidenced by American depositary receipts (the "ADRs"). Each ADS will represent ten (10) Common Shares and each ADR may represent any number of ADSs. Unless the context otherwise requires, the terms "Underwritten Securities," "U.S. Underwritten Securities," "Option Securities", "U.S. Option Securities," "International Underwritten Securities," "International Option Securities," "International Securities" and "Securities" shall be deemed to refer, respectively, to Underwritten Shares, U.S. Underwritten Shares, Option Shares, U.S. Option Shares, International Underwritten Shares, International Option Shares, International Shares and Shares as well as, in each case, to any ADSs representing such securities and the ADRs evidencing such ADSs, and, in the case of the "Underwritten Securities," to any Certificates of Payment (as hereinafter defined).

         It is further understood and agreed that the U.S. Underwriters and the International Underwriters have entered into an Agreement Between U.S. Underwriters and International Underwriters dated the date hereof (the "Agreement Between U.S. Underwriters and International Underwriters"), pursuant to which, among other things, the International Underwriters may purchase from the U.S. Underwriters a portion of the U.S. Securities to be sold pursuant to the U.S. Underwriting Agreement and the U.S. Underwriters may purchase from the International Underwriters a portion of the International Securities to be sold pursuant to this International Underwriting Agreement.

         To the extent there are no additional International Underwriters listed on Schedule I other than you, the term International Representatives as used in this Agreement shall mean you, as International Underwriters, and the terms International Representatives and International Underwriters shall mean either the singular or plural as the context requires. In addition, to the extent that there is not more than one Selling Shareholder named in Schedule II, the term Selling Shareholders shall mean the singular. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used in this Agreement are defined in Section 20 hereof.

1.   Representations and Warranties.

         (i) The Company represents and warrants to, and agrees with, each International Underwriter as set forth below in this Section 1.

             (a) The Company has prepared and filed with the Commission a Registration Statement (file number 333-87418) on Form F-1, including related preliminary prospectuses, for registration under the Act of the offering and sale of the

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     Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectuses, each of which has previously been furnished to you. The Company will next file with the Commission either (1) prior to the Effective Date of the Registration Statement, a further amendment to such registration statement (including the form of final prospectuses) or (2) after the Effective Date of the Registration Statement, final prospectuses in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in the Registration Statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Registration Statement and the Prospectuses with respect to the Securities and the offering thereof in the form of ADSs. As filed, such amendment and form of final prospectuses, as the case may be, or such final prospectuses, shall contain all Rule 430A Information, together with all other such required information with respect to the Securities and the offering thereof in the form of ADSs, and, except to the extent the International Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectuses) as the Company has advised you, prior to the Execution Time, will be included or made therein.

         It is understood that two forms of prospectuses are to be used in connection with the offering and sale of the Securities: one form of prospectus relating to the U.S. Securities, which are to be offered and sold to United States and Canadian Persons, and one form of prospectus relating to the International Securities, which are to be offered and sold to persons other than United States and Canadian Persons. The U.S. Prospectus and the International Prospectus are identical except for the outside front cover page and the outside back cover page.

             (b) On the Effective Date, the Registration Statement did or will, and when the Prospectuses are first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined in this Agreement ) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), each Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, each Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, each Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectuses (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for

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     inclusion in the Registration Statement or the Prospectuses (or any
     supplement thereto).

             (c) The Company has filed with the Commission a registration statement (file number 333-88080) on Form F-6 for the registration under the Act of the offering and sale of the ADSs. The Company may have filed one or more amendments thereto, each of which has previously been furnished to you. Such ADR Registration Statement at the time of its effectiveness did or will comply, and on the Closing Date will comply, in all material respects, with the applicable requirements of the Act and the rules thereunder and at the time of its Effective Date and at the Execution Time, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

             (d) Upon issuance by the Depositary of ADSs evidenced by ADRs against deposit of Underwritten Shares (initially in the form of certificates of payment that represent the irrevocable right to receive such Shares (the "Certificates of Payment")) in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and persons in whose names the ADRs are duly registered with the Depositary will be entitled to the rights specified in the ADRs and in the Deposit Agreement; the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectuses; and upon the sale and delivery to the International Underwriters of the International Underwritten Securities, and payment therefor pursuant to this Agreement, the International Underwriters will acquire good, marketable and valid title to such International Underwritten Securities, subject to the terms of the Deposit Agreement, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind.

             (e) Other than as set forth in the Prospectuses and so long as this Agreement, the Certificates of Payment, the cross receipt and any other documents which are deemed "receipts" under the ROC Stamp Duty Law are executed outside of the ROC, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes (except such income taxes as may be imposed by the ROC government or any political subdivision or taxing authority thereof or therein on payments thereunder to any Underwriter, or on payments under the Deposit Agreement to the Depositary, where the net income of such Underwriter or of the Depositary is subject to tax by the ROC or withholding, if any, with respect to any such income tax) are payable by or on behalf of the Underwriters to the ROC or to any political subdivision or taxing authority thereof or therein in connection with (i) the issuance and delivery of the Certificates of Payment or the sale and delivery of the Underwritten Shares in the manner contemplated in the Prospectuses and pursuant to the terms of this Agreement, (ii) the deposit with the Depositary or its custodian of the Certificates of Payment or the Underwritten Shares against the issuance of the ADRs evidencing the ADSs, (iii) the sale and delivery outside the ROC by the Underwriters of the ADSs, as contemplated herein or (iv) the execution and delivery of, or performance by any party of its obligations under, this Agreement and the Deposit Agreement.

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             (f) Except as described in the Prospectuses, all cash dividends and other distributions declared and payable on the Common Shares may under current ROC law and regulations be paid to the Depositary and to the holders of Securities, as the case may be, in the ROC in New Taiwan dollars ("NT dollars") without obtaining any government approvals and may be converted into foreign currency that may be transferred out of the ROC in accordance with the Deposit Agreement, and no other withholding or other taxes under the laws and regulations of the ROC are currently required to be imposed in connection with the declaration and payment by the Company of dividends and other distributions in respect of its capital stock.

             (g) The Company believes that it is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and does not expect to become a PFIC in the future.

             (h) Each of the Company and the Subsidiaries has been duly incorporated and is validly existing as a corporation, and where applicable, in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectuses and is duly qualified to do business as a foreign corporation and, where applicable, is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole.

             (i) All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectuses, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly-owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

             (j) The Company's authorized equity capitalization is as set forth in the Prospectuses; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectuses; the outstanding Common Shares (including the Option Shares being sold pursuant to the Underwriting Agreements by the Selling Shareholders), have been duly and validly authorized and issued and are fully paid and nonassessable; the Underwritten Shares being sold under the Underwriting Agreements (including those represented by Certificates of Payment) by the Company have been duly and validly authorized, and, when issued and delivered against payment of the purchase price for the Underwritten Securities by the International Underwriters pursuant to this Agreement and by the U.S. Underwriters pursuant to the U.S. Underwriting Agreement, will be fully paid and nonassessable; all of the issued and outstanding Common Shares of the Company have been duly listed, and admitted and authorized for trading, on the Taiwan Stock Exchange; the Underwritten Shares will be duly listed and admitted for trading on the Taiwan Stock Exchange upon the exchange of the Certificates of Payment; the Securities being sold


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     under the Underwriting Agreements by the Company are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the New York Stock Exchange; the certificates for the Underwritten Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities, except for such rights that have been effectively waived; and, except as set forth in the Prospectuses, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

             (k) There is no franchise, contract or other document of a character required to be described in the Registration Statement, ADR Registration Statement or Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required.

             (l) Each of this Agreement and the Deposit Agreement has been duly authorized, executed and delivered by the Company; and the Deposit Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

             (m) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectuses, will not be, an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

             (n) No consent, approval, authorization, filing with, or order of, any court or governmental agency or body is required in connection with the transactions contemplated in this Agreement or in the Deposit Agreement, except for (i) registration of the Securities under the Act and any filings required under Rule 424 of the Act; (ii) registration of the Securities under the Exchange Act; (iii) the approval of the Central Bank of China in the ROC (the "CBC") of foreign exchange settlements and payments contemplated by the Deposit Agreement; (iv) the filings and approvals, if any, required under (A) the "Guidelines for Handling Issuance and Offer of Overseas Securities by Issuers of the ROC (the "Overseas Offering Rules"), and (B) the rules and regulations of the Taiwan Stock Exchange, the Securities and Futures Commission of the ROC (the "SFC") and the CBC; (v) the registration of the Underwritten Shares with the Science-Based Industrial Park Administration of the ROC ("SIPA"), which shall be filed by the Company within 15 days of the Closing Date;
     (vi) any government authorizations as may be required under state securities, or "blue sky" laws, of the U.S. or the laws of other jurisdictions outside the ROC and the U.S. in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectuses; and (vii) those approvals which have been obtained under the laws of the ROC and are in full force and effect as of the date hereof, including the approval of SIPA, the approval of the CBC and the approvals of the SFC.

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             (o) Neither the sale of the Underwritten Securities by the Company, nor the execution and delivery of this Agreement or the Deposit Agreement, nor the consummation of any other of the transactions contemplated herein or in the Deposit Agreement, nor the fulfillment of the terms hereof or of the Deposit Agreement, will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, (i) the articles of incorporation of the Company or the constituent documents of any of the Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of the Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of the Subsidiaries or any of its or their properties, except, with regard to clause (ii) or (iii) above, such as would not individually or in the aggregate, have a material adverse effect on (A) the performance by the Company of its obligations under this Agreement or the Deposit Agreement or the consummation of any of the transactions contemplated herein or therein or (B) the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole.

             (p) There are no contracts, agreements or understandings between the Company and any person granting to such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the ADSs registered pursuant to the Registration Statement.

             (q) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectuses and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form, in all material respects, with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The summary and selected financial data included in the Prospectuses and Registration Statement fairly present, in all material respects, on the basis stated in the Prospectuses and the Registration Statement, the information included therein. The pro forma financial statements included in the Prospectuses and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Prospectuses and the Registration Statement. The pro forma financial statements included in the Prospectuses and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma


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     adjustments have been properly applied to the historical amounts in the compilation of those statements.

             (r) Neither the Company nor any of the Subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectuses any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Prospectuses, and, since the respective dates as of which information is given in the Registration Statement and the Prospectuses, there has not been any material change in the capital stock or long-term debt of the Company or the Subsidiaries or any change, or any development involving a prospective change, that would have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectuses (exclusive of any supplement thereto).

             (s) Except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto), there are no legal or governmental proceedings pending or, to the knowledge of the Company after due inquiry, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

             (t) Each of the Company and each of the Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

             (u) The Company and the Subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and the Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectuses or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or the Subsidiaries; and any real property and buildings held under lease by the Company or any of the Subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or such Subsidiary, except as described in the Prospectuses.

             (v) Neither the Company nor any of the Subsidiaries is in violation or default of (i) any provision of its articles of incorporation or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule,


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     regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, except such violations or defaults which, individually or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course business.

             (w) Each of KPMG, who has certified certain financial statements of the Company and its consolidated subsidiaries and delivered a report with respect to the audited consolidated financial statements and schedules included in the Prospectuses, and Diwan, Ernst and Young, who has certified certain financial statements of Unipac Optoelectronics Corporation and delivered reports with respect to the audited consolidated financial statements and schedules included in the Prospectuses, are independent public accountants with respect to the Company and Unipac Optoelectronics Corporation, respectively, within the meaning of the Act and the applicable published rules and regulations thereunder.

             (x) No material labor dispute with the employees of the Company or any of the Subsidiaries exists, or, to the knowledge of the Company, is imminent, except as set forth in or contemplated in the Prospectuses.

             (y) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that either the Company or any of the Subsidiaries will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses.

             (z) Each of the Company and the Subsidiaries possesses all licenses, certificates, permits and other authorizations issued by the appropriate regulatory authorities necessary to own or lease their respective properties and conduct their respective businesses, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).


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              (aa) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (bb) Neither the Company nor any of the Subsidiaries has taken, directly or indirectly, any action that has constituted or that was designed to or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

              (cc) Except as set forth or contemplated in the Prospectuses, the Company and the Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the environment or use, disposal or release or protection of human exposure to hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

              (dd) The subsidiaries listed on Annex A attached hereto are the only subsidiaries of the Company.

              (ee) The Company and the Subsidiaries own, possess or are licensed under, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("Intellectual Property") currently employed by them and reasonably necessary to conduct the business now operated by them and as proposed in the Prospectuses to be conducted, and except as set forth in the Prospectuses, none of the Company or the Subsidiaries has received any notice of infringement of the foregoing Intellectual Property rights or that the Company or the Subsidiaries is in conflict with asserted rights of others, that if determined adversely to the Company would singly or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole.

              (ff) Except as disclosed in the Prospectuses and to the Company's knowledge after due inquiry, no relationship, direct or indirect, exists between or among any of the Company or the Subsidiaries on the one hand, and the directors, officers, supervisors, shareholders, customers or suppliers of any of the Company or the Subsidiaries on the other hand, that is required by the Act to be described in the Prospectuses.

              (gg) This Agreement, the Deposit Agreement, the Certificates of Payment, the certificates evidencing the Underwritten Shares, and any other documents to be furnished hereunder are in proper form under the laws of the ROC for the enforcement thereof against the Company under the laws of ROC; to ensure the legality, validity, enforceability and admissibility into evidence in the ROC of each such agreement or document, it is not necessary that any such agreement or document be filed or recorded with any court or other authority in the ROC, other than the filing of the Deposit Agreement as required under the Overseas Offering Rules as set forth in Section 1 (i)(n) hereof, or that any stamp or similar tax be paid in the ROC or in respect of any such agreement or document, it being understood that in court proceedings in the ROC a translation into the Chinese language may be required.

              (hh) Under the laws of the ROC, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or the Depositary's nominee registered as representative of the holders and beneficial owners of the ADRs in a direct suit, action or proceeding against the Company.

              (ii) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

         Any certificate signed by any officer of the Company, in his or her capacity as an officer of the Company, and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each International Underwriter.

         (ii) Each Selling Shareholder represents and warrants to, and agrees with, each International Underwriter that:

              (a) Such Selling Shareholder has been duly incorporated and is validly existing with limited liability under the laws of the jurisdiction in which it is chartered or organized, and this Agreement and the Power of Attorney appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") have been duly authorized, executed and delivered by such Selling Shareholder and such Power of Attorney constitutes a valid and binding obligation of such Selling Shareholder enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

              (b) The International Option Shares being sold under this Agreement by such Selling Shareholder have been duly and validly authorized and are fully paid and nonassessable; upon issuance by the Depositary of ADSs evidenced by ADRs against deposit in accordance with the provisions of the Deposit Agreement of the International Option Shares to be sold by such Selling Shareholder to the International Underwriters, such ADRs will be duly and validly issued, and persons in whose names such ADRs are duly registered with the Depositary will be entitled to the rights specified in the ADRs and in the Deposit Agreement; upon the sale and delivery to the International Underwriters of the International Securities to be purchased from such Selling Shareholder, and payment therefor pursuant to this Agreement, the International Underwriters will acquire good, marketable and valid title to such International Securities subject to the terms of the Deposit Agreement, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind; assuming the Deposit Agreement has been duly authorized and delivered by the parties thereto, the International Option Shares to be deposited by the Selling Shareholders may be freely deposited with the Depositary against issuance of ADRs evidencing ADSs and the ADSs delivered at the settlement date will be freely transferable by such Selling Shareholder to or for the account of the several International Underwriters and (to the extent described in the Prospectuses) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the International Option Securities under the laws of the ROC and of the United States except as described in the Prospectuses under the captions "Description of Our Share Capital," "Description of American Depositary Shares" or "Foreign Investment and Exchange Controls in Taiwan."

              (c) Such Selling Shareholder is the beneficial owner of the International Option Shares to be deposited with the Depositary against issuance of the ADRs evidencing the ADSs to be sold by such Selling Shareholder hereunder, and has, and immediately prior to any settlement date will have, good and valid title to such International Option Shares, in each case free and clear of all liens, encumbrances, equities and claims.

              (d) No consent, approval, authorization or order of any court or governmental agency or body having jurisdiction over such Selling Shareholder is required for the deposit of Shares by such Selling Shareholder in accordance with the terms of the Deposit Agreement with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at the settlement date for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder, and for the execution, delivery and performance by such Selling Shareholder of this Agreement, except (i) such as may have been obtained under the Act, (ii) such as may be required under the "blue sky" laws of any state, (iii) such as may be required under the securities laws of any jurisdiction outside the United States or the ROC in connection with the purchase and distribution of the Securities by the Underwriters, (iv) the filings, if any, required under
     (A) the "Guidelines for Handling Issuance and Offer of Overseas Securities by Issuers of the ROC (the "Overseas Offering Rules"), and (B) the rules and regulations of the Taiwan Stock Exchange, the Securities and Futures Commission of the ROC (the "SFC") and the CBC; and (v) such other approvals as have been obtained and are in full force and effect.

              (e) None of the execution and delivery of this Agreement or the Power of Attorney of such Selling Shareholder, the deposit of the International Option Shares to be sold by such Selling Shareholder with the Depositary in accordance with the terms of the Deposit Agreement, the sale of the ADSs to be sold by the Selling Shareholder, or the consummation of any other of the transactions contemplated in this Agreement by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder, will conflict with, result in a breach or violation of, or constitute a default under any law or articles of incorporation or other constitutive documents of such Selling Shareholder or the terms of any indenture or other agreement or instrument to which such Selling Shareholder is a party or bound, or any judgment, order or decree applicable to such Selling Shareholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder, other than any such conflict, breach or violation that would not have a material adverse effect on the ability of such Selling Shareholder to perform its obligations under this Agreement.

              (f) Other than the securities transfer tax required to be paid by the Selling Shareholders under ROC laws and so long as this Agreement, the Certificates of Payment, the cross-receipt and any other documents which are deemed "receipts" under ROC Stamp Duty Law are executed outside the ROC, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes (except such income taxes as may be imposed by the ROC government or any political subdivision or taxing authority thereof or therein on payments thereunder to any Underwriter, or on payments under the Deposit Agreement to the Depositary, where the net income of such Underwriter or of the Depositary is subject to tax by the ROC or withholding, if any, with respect to any such income tax) are payable by or on behalf of the Underwriters to the ROC or to any political subdivision of taxing authority thereof or therein, in connection with (i) the delivery of the Option Shares to be sold by the Selling Shareholder in the manner contemplated by this Agreement, (ii) the deposit with the Depositary or its custodian of the Option Shares against issuance of the ADRs evidencing the ADSs, (iii) the sale and delivery outside the ROC by the Underwriters of the ADSs, as contemplated herein or (iv) the execution and delivery of, or the performance by any party of its obligations under this Agreement and the Deposit Agreement.

              (g) This Agreement is in proper legal form under the laws of the jurisdiction of the organization of the Selling Shareholder for the enforcement thereof against such Selling Shareholder; and to ensure the legality, validity, enforceability and admissibility into evidence in such jurisdiction, it is not necessary that this Agreement be filed or recorded with any court or other authority therein or that any stamp or similar tax be paid therein or in respect of this Agreement.

              (h) Such Selling Shareholder has not taken, directly or indirectly, any action that has constituted or that was designed to or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Option Securities; it being understood that neither the sale during April 2002 by United Microelectronics Corporation of 80,000,000 Common Shares on April 23,

     2002 in a public offering in the Republic of China nor the issuance by it on May 10, 2002 of bonds that will be exchangeable, at the option of the holders thereof, into Common Shares which are held by United
     Microelectronics Corporation shall constitute actions that are the subject of this paragraph (h).

         Any certificate signed by any officer of any Selling Shareholder, in his or her capacity as an officer of such Selling Shareholder, and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each International Underwriter.

2.   Purchase and Sale.

              (a) Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Agreement, the Company agrees to sell to each International Underwriter, and each International Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of US$11.2055 per ADS, the amount of the International Underwritten Securities set forth opposite such International Underwriter's name in Schedule I to this Agreement.

              (b) Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Agreement, the Selling Shareholders hereby grant an option to the several International Underwriters to purchase, severally and not jointly, up to 35,000,000 additional Common Shares represented by ADSs, in the aggregate, at the same purchase price per ADS as the International Underwriters shall pay for the International Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the International Underwritten Securities by the International Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the International Prospectus upon written or telegraphic notice by the International Representatives to the Company and such Selling Shareholders setting forth the number of shares of the International Option Securities as to which the several International Underwriters are exercising the option and the settlement date. In the event that the International Underwriters exercise less than their full over-allotment option, the number of International Option Securities to be sold by each Selling Shareholder shall be, as nearly as practicable, in the same proportion to each other as are the number of International Option Securities listed opposite their names on Schedule
     II. The number of International Option Securities to be purchased by each International Underwriter shall be the same percentage of the total number of International Option Securities to be purchased by the several International Underwriters as such International Underwriter is purchasing of the International Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

     3. Delivery and Payment. Delivery of and payment for the International Underwritten Securities and the International Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on May 29, 2002, or at such time on such later date not more than three Business Days after the foregoing date as the U.S. Representatives and the International Representatives shall designate, which date and time may be postponed by agreement among the International Representatives, the U.S. Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the International Securities being called in this Agreement the "Closing Date"). Delivery of the International Securities shall be made to the International Representatives for the respective accounts of the several International Underwriters against payment by the several International Underwriters through the International Representatives of the respective aggregate purchase prices of the International Securities being sold by the Company and each of the Selling Shareholders to or upon the order of the Company and the Selling Shareholders by wire transfer payable in same-day funds to the accounts specified by the Company and the Selling Shareholders. Delivery of the International Underwritten Securities and the International Option Securities shall be made through the facilities of The Depository Trust Company unless the International Representatives shall otherwise instruct.

         If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Selling Shareholders will deliver (at the expense of the Selling Shareholders) to the International Representatives, c/o Salomon Smith Barney at 388 Greenwich Street, New York, New York, on the date specified by the International Representatives (which shall be within three Business Days after the exercise of said option), ADR certificates representing the International Option Securities in such names and denominations as the International Representatives shall have requested for the respective accounts of the several International Underwriters, against payment by the several International Underwriters through the International Representatives of the purchase price thereof to or upon the order of the Selling Shareholders by wire transfer payable in same-day funds to the accounts specified by the Selling Shareholders. If settlement for the International Option Securities occurs after the Closing Date, such Selling Shareholders will deliver to the International Representatives on the settlement date for the International Option Securities, and the obligation of the International Underwriters to purchase the International Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

         The ADR certificates evidencing the International Underwritten Securities and International Option Securities shall be registered in such names and in such denominations as the International Representatives may request not less than two full Business Days prior to the applicable Closing Date and any settlement date.

         It is understood and agreed that the Closing Date shall occur simultaneously with the "Closing Date" under the U.S. Underwriting Agreement, and that the settlement date for any International Option Securities occurring after the Closing Date shall occur simultaneously with the "settlement date" under the U.S. Underwriting Agreement for any U.S. Option Securities occurring after the Closing Date.

         4. Offering by Underwriters. It is understood that the several International Underwriters propose to offer the International Securities for sale to the public as set forth in the International Prospectus.

         5.  Agreements.

     (i) The Company agrees with the several International Underwriters that:

              (a) The Company will use its best efforts to cause the Registration Statement and the ADR Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or the ADR Registration Statement or supplement to the Prospectuses or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement or the ADR Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectuses is otherwise required under Rule 424(b), the Company will cause the Prospectuses, properly completed, and any supplement thereto, to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the International Representatives of such timely filing. The Company will promptly advise the International Representatives (1) when the Registration Statement and the ADR Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectuses, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement or ADR Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement or the ADR Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement or the ADR Registration Statement, or for any supplement to the Prospectuses or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

              (b) If, at any time when a prospectus relating to the Securities, in the opinion of counsel for the Underwriters, is required to be delivered by an underwriter or dealer under the Act, any event occurs as a result of which either of the Prospectuses as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or the ADR Registration Statement or supplement either of the Prospectuses to comply with the Act or the rules thereunder, the Company promptly will (1) notify the Representatives of any such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectuses to you in such quantities as you may reasonably request.

              (c) As soon as practicable, the Company will make generally available to its security holders and to the International Representatives an earnings statement or statements of the Company and the Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

              (d) The Company will furnish to the International Representatives and counsel for the International Underwriters signed copies of the Registration Statement and the ADR Registration Statement (including exhibits thereto) and to each other International Underwriter a copy of the Registration Statement and the ADR Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each International Preliminary Prospectus and the International Prospectus and any supplement thereto as the International Representatives may reasonably request.

              (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the International Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the International Securities; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

              (f) Except as contemplated pursuant to this Agreement, the Company will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any Common Shares or ADSs or any securities convertible into, or exercisable, or exchangeable for, Common Shares or ADSs, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of this Agreement; provided, however, that the Company may issue and sell Common Shares pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Shares issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time, and the Company may take certain actions as described in the third paragraph of the UMC Letter relating to the offering by United Microelectronics Corporation of bonds that will be exchangeable into Common

     Shares or ADSs of the Company; it being understood that the preparation (or participation in the preparation) of a registration statement shall not constitute the filing (or participation in the filing) of a registration statement under this paragraph (f).

              (g) Until the later of (i) the end of a period of 180 days following the Closing Date and (ii) the completion of distribution of the Securities, the Company will not take, directly or indirectly, any action designed to, or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares or the ADSs.

              (h) The Company will deposit Underwritten Shares or Certificates of Payment with the Depositary in accordance with the terms of the Deposit Agreement and will comply with the terms of this Agreement and the Deposit Agreement so that ADRs evidencing ADSs representing deposited Underwritten Shares or Certificates of Payment, as the case may be, will be executed by the Depositary and delivered to the U.S. Underwriters as required hereby.

              (i) The Company will notify the International Representatives promptly upon becoming aware of any event or development making untrue, or of any change affecting, any of its representations, warranties, agreements or indemnities herein at any time prior to payment being made to the Company on the Closing Date and will take such steps as may be reasonably requested by the International Representatives to remedy the same.

              (j) Between the date hereof and the Closing Date (inclusive), the Company will, and will cause the Subsidiaries and all other parties acting on its behalf to, notify and consult with the International Representatives prior to issuing any announcement (unless prevented by applicable law or regulation or it is impracticable in light of the circumstances) concerning the Securities or which, in the reasonable judgment of Company, could be material in the context of the offering and distribution of the Securities.

              (k) The Company will use the net proceeds received by it from the sale of the ADSs pursuant to this Agreement in the manner specified in the Prospectuses under the caption "Use of Proceeds."

              (l) In connection with listing the Shares on the Taiwan Stock Exchange and the application to list the ADSs on the New York Stock Exchange, the Company will furnish from time to time any and all documents, instruments, information and undertakings and publish all advertisements or other material that may be necessary in order to effect such listings and maintain such listings.

              (m) The Company will pay any stamp, issue, registration, documentary, transfer or other taxes and duties, including interest and penalties, on or in connection with the creation, issue, offering or sale by the Company of the Certificates of Payment, the Underwritten Shares and the ADSs (including the deposit by the

     Company of the Underwritten Shares or Certificates of Payment, as the case may be, with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to or for the account of the Underwriters), the offer, sale and delivery outside the ROC by the Underwriters of such ADSs and the execution or delivery of this Agreement, including, in any such case, any ROC withholding, transfer or similar tax asserted against an Underwriter by reason of the purchase and sale of ADSs pursuant to this Agreement (except such income taxes that may be imposed by the ROC government or any political subdivision or taxing authority thereof or therein on any Underwriter whose net income is subject to tax by the ROC or withholding, if any, with respect to any such income tax).

              (n) The Company, or one or more agents thereof acting on its behalf, will make all filings and registrations, obtain all approvals and submit all reports, if any, required for the issuance of the Underwritten Shares and Certificates of Payment, the issuance and sale of the ADSs, the compliance by the Company with all of the provisions of, and the performance by the Company of its obligations under, this Agreement and the Deposit Agreement, and the consummation of the transactions contemplated herein and therein, including, but not limited, to all filings, registrations, approvals and reports set forth in paragraph
     (i)(o) of Section 1 hereof, on or prior to the date on which such filings, registrations, approvals or reports, if any, are required to be made, obtained or submitted.

              (o) The Underwriters will pay, or reimburse the Company or the Selling Shareholders, as the case may be, for amounts paid by the Company or the Selling Shareholders in respect of: (i) the fees and expenses of KPMG as the Company's accountants and of Diwan, Ernst & Young as the accountants of Unipac Optoelectronics Corporation and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Shareholders, in each case incurred in connection with the initial public offering of the ADSs; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, each Prospectus, the ADR Registration Statement, and all amendments or supplements to any of them, as may, in each case, be requested for use in connection with the offering and sale of the Securities; and (iii) the transportation, meeting, lodging and other roadshow expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; it being understood that the Underwriters shall not be required to pay, or reimburse the Company for amounts paid in respect of, and the Company shall pay or cause to be paid: (i) any registration fees payable to the Commission in connection with the registration of the Securities with the Commission, (ii) any listing fees and expenses payable in connection with the listing of the ADSs on the New York Stock Exchange, (iii) any filing fees payable in respect of any filings required to be made with the National Association of Securities Dealers, Inc., (iv) the internal costs and out-of-pocket fees and expenses incurred by employees of the Company, the Selling Shareholders and their respective subsidiaries in connection with the initial public offering of the Securities, and (v) any amounts payable by the Company under Section 5(i)(m) hereof; and provided further, that the Underwriters shall not be required to pay, or reimburse the Company or the Selling Shareholders for amounts paid in respect of, and the Selling Shareholders shall, jointly and severally, pay or cause to be paid, amounts payable by the Selling Shareholders under
     Section 5(v)(g) hereof.

              (p) Except as described in the Prospectuses or this Agreement, all amounts payable by the Company in respect of the ADRs evidencing the ADSs or the Underlying Shares shall be made free and clear of, and without deducting for or on account of, any taxes imposed, assessed or levied by the ROC or any authority thereof or therein (except such income taxes as may be imposed by the ROC on payments hereunder to any Underwriter whose net income is subject to tax by the ROC or withholding, if any, with respect to any such income tax).

     (ii) Each International Underwriter agrees that (i) it is not purchasing any of the International Securities for the account of any United States or Canadian Person, (ii) it has not offered or sold, and will not offer or sell, directly or indirectly, any of the International Securities or distribute any International Prospectus to any person in the United States or Canada, or to any United States or Canadian Person, and (iii) any dealer to whom it may sell any of the International Securities will represent that it is not purchasing for the account of any United States or Canadian Person and agree that it will not offer or resell, directly or indirectly, any of the International Securities in the United States or Canada, or to any United States or Canadian Person or to any other dealer who does not so represent and agree; provided, however, that the foregoing shall not restrict (A) purchases and sales between the U.S. Underwriters on the one hand and the International Underwriters on the other hand pursuant to the Agreement Between U.S. Underwriters and International Underwriters, (B) stabilization transactions contemplated under the Agreement Between U.S. Underwriters and International Underwriters, conducted through Salomon Smith Barney Inc. (or through the U.S. Representatives and International Representatives) as part of the distribution of the Securities, and (C) sales to or through (or distributions of International Prospectuses or International Preliminary Prospectuses to) persons not United States or Canadian Persons who are investment advisors, or who otherwise exercise investment discretion, and who are purchasing for the account of any United States or Canadian Person.

    (iii) The agreements of the International Underwriters set forth in paragraph (ii) of this Section 5 shall terminate upon the earlier of the following events:

              (a) a mutual agreement of the U.S. Representatives and the International Representatives to terminate the selling restrictions set forth in paragraph (ii) of this Section 5 and in Section 5(ii) of the U.S. Underwriting Agreement.

              (b) the expiration of a period of 30 days after the Closing Date, unless (A) the International Representatives shall have given notice to the Company and the U.S. Representatives that the distribution of the International Securities by the International Underwriters has not yet been completed, or (B) the U.S. Representatives shall have given notice to the Company and the International Underwriters that the distribution of the U.S. Securities by the U.S. Underwriters has not yet been completed. If such notice by the U.S. Representatives or the International Representatives is given, the agreements set forth in such paragraph (ii) shall survive until the earlier of (1) the event referred to in clause (a) of this subsection (ii) or (2) the expiration of an additional period of 30 days from the date of any such notice.

     (iv)  Each International Underwriter agrees that:

              (a) it has not offered or sold and, prior to the expiry of a period of six months from the Closing Date, will not offer or sell, any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purpose of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995.

              (b) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA") received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company.

              (c) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

              (d) the Securities which it purchases are purchased by it as principal and it has not offered or sold, and agrees not to offer or sell, directly or indirectly, in Japan or to or for the account of any resident thereof, any of the Securities acquired in connection with the distribution contemplated hereby, except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law.

              (e) it has not offered or sold and agrees not to offer or sell in the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong"), by means of any document, any Securities other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, or in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (CAP32) of Hong Kong.

              (f) except as permitted under the securities laws of Hong Kong, it has not issued and will not issue in Hong Kong any document, invitation or advertisement relating to the Securities other than with respect to Securities which are intended to be disposed of to persons outside Hong Kong or only to persons whose business involves the acquisition, disposal or holding of securities, whether as principal or agent.

              (g) it has not offered for subscription or sold, and will not offer for subscription or sell, any Securities or issue, circulate or distribute any document or other material relating to the Securities, either directly or indirectly, to the public or any member of the public in Singapore, other than (i) to an institutional investor or other person specified in Section 106C of the Companies Act, Chapter 50 of Singapore (the "Singapore Companies Act"), (ii) to a sophisticated investor, and in accordance with the conditions specified in Section 106D of the Singapore Companies Act, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other provision of the Singapore Companies Act, in each case subject to compliance with the conditions set forth in the Singapore Companies Act.

              (h) it has not offered or sold, and will not offer or sell, any Securities, directly or indirectly, in the ROC.

              (i) it will not offer, distribute, sell, transfer or deliver the International Securities, directly or indirectly, in or from the Netherlands, to any person other than individuals or legal entities which trade or invest in securities in the conduct of their profession or business within the meaning of article 2 of the Exemption Regulation issued pursuant to the Securities Transactions Supervision Act 1995 ("Vrijstellingsregeling Wet toezicht effectenverkeer 1995"), which includes, but is not limited to banks, brokers, dealers, pension funds, insurance companies, securities institutions, investment institutions and other institutional investors, including, among others, treasuries of large enterprises.

      (v) Each Selling Shareholder agrees with the several International Underwriters that:

              (a) Such Selling Shareholder will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by such Selling Shareholder or any Affiliate of such Selling Shareholder or, except in the case of Kuang-Hwa Investment Holding Co. Ltd., any person in privity with such Selling Shareholder or any Affiliate of such Selling Shareholder) directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any Common Shares or ADSs (other than Common Shares or ADSs disposed of as bona fide gifts approved by Salomon Smith Barney Inc.) or any securities convertible into or exercisable or exchangeable for Common Shares or ADSs, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement; provided, however, that United Microelectronics Corporation shall not be -------- ------- restricted pursuant to this paragraph (a) from exchanging its exchangeable bonds issued on May 10, 2002 into Common Shares after June 19, 2002 pursuant to the terms of such bonds.

              (b) Until the later of (i) the end of a period of 90 days following the Closing Date and (ii) the completion of distribution of the Securities, such Selling Shareholder will not take any action designed to or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares or the ADSs.

              (c) Such Selling Shareholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer is, in the opinion of counsel for the Underwriters, required under the Act, of any change in the information in the Registration Statement, the ADR Registration Statement or the Prospectuses relating to such Selling Shareholder.

              (d) No later than the second Business Day in the ROC (such date, the "Deposit Date") after the receipt of the notice of exercise of the Underwriters' over-allotment option pursuant to Section 2(b) hereof, to deposit, or cause to be deposited on its behalf, the Option Shares to be sold by such Selling Shareholder hereunder with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs to be sold by such Selling Shareholder will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Option Shares and delivered to the Underwriters at the Closing Date or the settlement date, as applicable.

              (e) Such Selling Shareholder will advise you promptly upon becoming aware of any event or development making untrue, or of any change affecting, any of its representations, warranties, agreements or indemnities herein at any time prior to payment being made to such Selling Shareholder on the settlement date and will take such steps as may be reasonably requested by you to remedy the same.

              (f) Between the date hereof and the settlement date (inclusive), such Selling Shareholder will, and will cause its Affiliates and all other parties acting on its behalf to, notify and consult with you prior to issuing any announcement (unless such notification and consultation is prevented by applicable law or regulation or is impractical in light of circumstances) concerning the Securities or which could be material in the context of the offering and distribution of the Securities; provided that such Selling Shareholder, such Affiliates and such other parties shall not be restricted, following such notification and consultation, from issuing any such announcement that any of them is required to issue under applicable law or regulation.

              (g) Such Selling Shareholder will pay any stamp, issue, registration, documentary, transfer or other taxes and duties, including interest and penalties, on or in connection with the offering or sale of Shares and ADSs by such Selling Shareholder pursuant to this Agreement (including the deposit by such Selling Shareholder of Option Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to or for the account of the Underwriters), the offer, sale and delivery outside the ROC by the Underwriters of such ADSs and the execution or delivery of this Agreement, including, in any such case, any ROC withholding, transfer or similar tax asserted against an Underwriter by reason of the purchase and sale of ADSs pursuant to this Agreement (except such income taxes that may be imposed by the ROC government or any political subdivision or taxing authority thereof or therein on any Underwriter whose net income is subject to tax by the ROC or withholding, if any, with respect to any such income tax).

              (h) Such Selling Shareholder will pay, or cause to be paid, any securities transfer tax payable on the transfer of the Option Shares represented by the ADSs to be sold by such Selling Shareholder pursuant to the Underwriting Agreements to the appropriate taxing authorities in the Republic of China no later than the first Business Day in the ROC following any date on which Option Shares are purchased pursuant to the Underwriting Agreements, and shall deliver, no later than on the Deposit Date to the Depositary a New Taiwan dollar Bank of Taiwan cheque payable to the ROC taxing authority, dated as of such date, in the amount of such securities transfer tax.

              (i) Any amounts payable by such Selling Shareholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the jurisdiction of its organization or any political subdivision thereof or therein except as described in the Prospectuses (except such income taxes as may be imposed by the ROC on payments hereunder to any Underwriter whose net income is subject to tax by the ROC or withholding, if any, with respect to such income tax).

     6. Conditions to the Obligations of the Underwriters. The obligations of the International Underwriters to purchase the International Underwritten Securities and the International Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders contained in this Agreement as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations under this Agreement and to the following additional conditions:

      (i) If the Registration Statement and the ADR Registration Statement have not become effective prior to the Execution Time, unless the U.S. Representatives and the International Representatives agree in writing to a later time, the Registration Statement and the ADR Registration Statement will become effective not later than (a) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (b) 9:30 AM New York
City time on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York
City time on such date; if filing of either of the Prospectuses, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectuses, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

     (ii) On each of the Closing Date and any settlement date, the Company shall have requested and caused Simpson Thacher & Bartlett, United States counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date or the settlement date, as the case may be, to the effect that:

              (a) The Underwriting Agreements have been duly executed and delivered by the Company in accordance with the laws of the State of New York.

              (b) The Deposit Agreement has been duly executed and delivered by the Company in accordance with the laws of the State of New York and, assuming that the Deposit Agreement is the valid and legally binding obligation of the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), (iii) an implied covenant of good faith and fair dealing and (iv) the effects of the possible judicial application of foreign laws or foreign governmental or judicial action affecting creditors' rights, and also subject to the qualification that enforceability of the indemnification provisions of the Deposit Agreement may be limited by considerations of public policy. Upon issuance by the Depositary of the ADRs evidencing ADSs against the deposit of the Underlying Shares (initially in the form of Certificates of Payment) in accordance with the provisions of the Deposit Agreement, the ADRs will be duly and validly issued pursuant to the laws of the State of New York and the persons in whose names such ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement.

              (c) The compliance by the Company with all of the provisions of the Underwriting Agreements and the Deposit Agreement will not breach or result in a default by the Company under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument that is expressly governed by the laws of the State of New York and filed as an exhibit to the Registration Statement, nor will such action violate any United States federal or New York state statute or any order known to such counsel issued pursuant to any United States federal or New York state statute by any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

              (d) No consent, approval, authorization, order, registration or qualification of or with any United States federal or New York state governmental agency or body or, to the knowledge of such counsel, any United States federal or New York state court is required for the compliance by the Company with all of the provisions of the Underwriting Agreements and the Deposit Agreement, except for the registration under the Act and the Exchange Act of the Shares and the ADSs or the offering and sale thereof, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws in connection with the purchase and distribution of the Shares and the ADSs by the Underwriters.

              (e) The statements made in the Prospectuses under the captions "Description of American Depositary Shares," "Shares Eligible for Future Sale" and "Underwriting", insofar as they purport to constitute summaries of the terms of New York state or United States federal statutes or rules and regulations thereunder or English language contracts or other documents therein described, constitute accurate summaries of the terms of such statutes, rules and regulations or contracts and other documents in all material respects.

              (f) The statements made in the Prospectuses under the caption "Tax Considerations for Investors in Our ADSs or Shares - United States Federal Income Tax Considerations for United States Holders," insofar as they purport to constitute summaries of matters of United States federal tax laws and regulations or legal conclusions with respect thereto, constitute accurate summaries of matters described therein in all material respects.

              (g) To the knowledge of such counsel, there are no contracts or documents of a character required to be described in the Registration Statement, the ADR Registration Statement or the Prospectuses or to be filed as exhibits to the Registration Statement or the ADR Registration Statement that are not described or filed as required.

              (h) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectuses, will not be an "investment company" within the meaning of and subject to regulation under the United States Investment Company Act of 1940, as amended.

              (i) The Registration Statement and the ADR Registration Statement have become effective under the Act; any required filing with the Commission of the Prospectuses, and any supplement thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement and the ADR Registration Statement has been issued or proceeding for that purpose initiated or threatened by the Commission.

              (j) Assuming the validity of such actions under the laws of the ROC and any other non-United States jurisdiction (and subject to the limitations and provisions of Sections 1331, 1332 and 1404(a) of Title 28 of the United States Code and Section 510 of the New York Civil Practice Law and Rules), under the laws of the State of New York relating to personal jurisdiction, and pursuant to Section 15 of the Underwriting Agreements and Section 7.6 of the Deposit Agreement, the Company has: (A) validly submitted to the non-exclusive personal jurisdiction of the New York Courts in any action, suit or proceeding arising out of or based upon the Underwriting Agreements or the Deposit Agreement or the transactions contemplated thereby; and (B) validly appointed CT Corporation System in New York, New York as its authorized agent for the purpose described in
     Section 15 of the Underwriting Agreements and Section 7.6 of the Deposit Agreement; the waiver by the Company of any objection to the venue of any proceeding in the New York Courts is valid (subject to customary limitations under New York state and Federal laws); and service of process effected in the manner set forth in Section 15 of the Underwriting Agreements and Section 7.6 of the Deposit Agreement will be effective under the laws of the State of New York to confer valid personal jurisdiction over the Company.

     Such opinion may be subject to customary assumptions, qualifications and limitations and, in rendering such opinion, such counsel may state that (i) they do not express any opinion therein concerning any law other than the law of the State of New York and the federal law of the United States of America and (ii) with respect to all matters governed by the laws of the ROC, such counsel understand that the Representatives are relying on the applicable opinion of Russin & Vecchi referred to below. Such opinion shall also include language confirming the extent of such counsel's participation in the preparation of the Registration Statement, the ADR Registration Statement and the Prospectuses and confirming that based on such participation: (i) such counsel are of the opinion that the Registration Statement and the ADR Registration Statement, as of their respective effective dates, and the Prospectuses, as of May 23, 2002, complied as to form in all material respects with the requirements of the Act (except in each case for the financial statements and other financial data contained therein, as to which such counsel need express no opinion); and (ii) such counsel have no reason to believe that the Registration Statement and the ADR Registration Statement, as of their respective effective dates (except in each case for the financial statements and other financial data contained therein, as to which such counsel need express no belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectuses (except for the financial statements and other financial data contained therein, as to which such counsel need express no belief) contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the ADR Registration Statement or the Prospectuses and take no responsibility therefor, except as and to the extent set forth in clauses (e) and (f) above.

    (iii) On each of the Closing Date and any settlement date, the Company and each of Benq Corporation ("Benq"), Acer, Inc. ("Acer") and Kuang-Hwa Investment Holding Co., Ltd. ("Kuang-Hwa"), shall have requested and caused Russin & Vecchi, ROC counsel for the Company and for Benq, Acer and Kuang-Hwa as Selling Shareholders, to have furnished to the Representatives their opinion, dated the Closing Date or the settlement date, as the case may be, and addressed to the Representatives, to the effect that:

              (a) The Company has been duly incorporated, is validly existing as a corporation under the laws of the ROC, has the corporate power and authority to own or lease its property and to conduct its business as described in the Prospectuses and is duly qualified to transact business and to own or lease its properties in the ROC.

              (b) The Company's authorized and issued share capital is as set forth in the Prospectuses; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectuses; the outstanding Common Shares (including the Option Shares) have been duly and validly authorized and issued ,fully paid and non-assessable; the Underwritten Shares (including the Certificate of Payment) have been duly authorized and, when issued and delivered in accordance with the terms of the Underwriting Agreements and the Deposit Agreement, will be validly issued , fully paid and non-assessable with no personal liability for the obligations of the Company attaching to the ownership thereof; the issuance of the Underwritten Shares will not be subject to any preemptive or similar rights except such as have been duly and validly waived; all of the Common Shares outstanding prior to the issuance of the Underwritten Shares (including the Option Shares) have been duly listed and admitted for trading on the Taiwan Stock Exchange; the Underwritten Shares will be duly listed and admitted for trading on the Taiwan Stock

     Exchange upon exchange of the Certificate of Payment; the holders of outstanding Common Shares of the Company are not entitled to preemptive or other rights to acquire the ADSs in connection with the transactions contemplated by the Underwriting Agreements; the Option Shares to be deposited by the Selling Shareholders may be freely deposited with the Depositary against issuance of ADRs evidencing ADSs; there are no restrictions on subsequent transfer of the Shares underlying the ADSs except as described in the Prospectuses under the captions "Description of Our Share Capital", "Description of American Depositary Shares" and "Foreign Investment and Exchange Controls in Taiwan"; and, except as set forth in the Prospectuses, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Common Shares or any other class of capital stock of the Company. The Company's authorized equity capitalization is as set forth in the Prospectuses; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectuses; the outstanding Common Shares (including the Securities being sold pursuant to the Underwriting Agreements by the Selling Shareholders) and all the Shares of the Company to be deposited in the ADR facility pursuant to the terms of the Underwriting Agreements, have been duly and validly authorized and issued and are fully paid and nonassessable and no holder thereof is, or will be, subject to personal liability by reason of being such holder; the Securities being sold under the Underwriting Agreements (including any Certificates of Payment) by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; all of the issued and outstanding Common Shares of the Company have been duly listed, and admitted and authorized for trading, on the Taiwan Stock Exchange; the Underlying Shares will be duly listed and admitted for trading on the Taiwan Stock Exchange upon the exchange of the Certificates of Payment; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; assuming the Deposit Agreement has been duly authorized and delivered by the parties thereto, the Option Shares to be deposited by the Selling Shareholders may be freely deposited with the Depositary against issuance of ADRs evidencing ADSs and the ADSs delivered at the settlement date will be freely transferable by the Selling Shareholders to or for the account of the several Underwriters and (to the extent described in the Prospectuses) the initial purchasers thereof; there are no restrictions on subsequent transfers of the Option Securities except as described in the Prospectuses under the captions "Description of Our Share Capital," "Description of American Depositary Shares" or "Foreign Investment and Exchange Controls in Taiwan"; and, except as set forth in the Prospectuses, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

              (c) The Underwriting Agreements and the Deposit Agreement have been duly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms; the Certificate of Payment evidencing the Underwritten Shares has been duly authorized and, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms.

              (d) No consent, approval, authorization, filing with, or order of, or qualification with, any governmental body or agency of the government of the ROC is required in connection with the transactions contemplated in the Underwriting Agreements or in the Deposit Agreement, except for (i) the approvals of the CBC and reports to the CBC of the foreign exchange settlements and payments contemplated by the Deposit Agreement (the "CBC Conversion Filings"); (ii) the filings and approvals, if any, required under (A) the "Guidelines For Handling Issuance and Offer of Overseas Securities by Issuers of the ROC (the "Overseas Offering Rules"), and (B) the rules and regulations of the Taiwan Stock Exchange, the ROC SFC and the CBC; (iii) completion of the corporate amendment registration reflecting the issuance of the Underwritten Shares with the SIPA which registration is required to be filed by the Company with fifteen (15) days after the Closing Date and (iv) the approvals which have been obtained under the laws of the ROC and are in full force and effect as of the date hereof, including the SIPA Approval, the CBC Approvals and the ROC SFC Approvals.

              (e) Except as disclosed in the Prospectuses and except for the securities transaction tax payable by the Selling Shareholders under the ROC laws and so long as the Underwriting Agreements, the Certificate of Payment, the cross receipt and any other documents which would be deemed "receipts" under the ROC Stamp Duty Law are executed outside of the ROC, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the ROC or any political subdivision or taxing authority thereof or therein in connection with (A) the issuance and delivery of the Certificate of Payment or sale and delivery of the Underwritten Shares and the Option Shares in accordance with the Underwriting Agreements and the Deposit Agreement, (B) the deposit with the Depositary or its custodian of the Certificate of Payment, the Underwritten Shares and the Option Shares against the issuance of the ADRs evidencing the ADSs, (C) the sale and delivery outside of the ROC by the Underwriters of the ADSs pursuant to the terms of and in the manner contemplated in the Underwriting Agreements or (D) the execution and delivery of the Underwriting Agreements and the Deposit Agreement.

              (f) Subject to the qualification that litigation and arbitration in the ROC are not necessarily a matter of public record, to the best of our knowledge, except as described in the Prospectuses, we are not aware of any ROC legal or governmental proceedings pending or threatened to which the Company or any Subsidiary is a party or to which any of the properties of the Company or any of the Subsidiaries is subject that could reasonably be expected to have a material adverse effect on the Company and the Subsidiaries, taken as a whole ("Material Adverse Effect").

              (g) Neither the execution and delivery by the Company of, the performance by the Company of its obligations under, and the consummation of any of the other transactions contemplated in the Underwriting Agreements and the Deposit Agreement, nor the application of the proceeds from the sale of Underwritten Securities as described in the Prospectuses, will contravene or result in a breach or violation of any provision of applicable laws and regulations of the ROC or the Articles of Incorporation or other constitutive documents of the Company, or, to the best of our knowledge, any agreement or other instrument binding upon the Company that is material to the Company and the Subsidiaries, taken as a whole, or, to the best of our knowledge, any judgment, order or decree of any governmental body, agency or court of the ROC having jurisdiction over the Company or any of the Subsidiaries; neither the execution and delivery by each of Benq, Acer and Kuang-Hwa of, nor the performance by each of Benq, Acer and Kuang-Hwa of, their respective obligations under the Underwriting Agreements and the Powers of Attorney will contravene or result in a breach or violation of any provision of applicable laws and regulations of the ROC or the articles of incorporation or other constitutive documents of Benq, Acer and Kuang-Hwa.

              (h) We have reviewed the statements in the Prospectuses under the captions "Risk Factors", "Dividends", "Our Business", "Management", "Related Party Transactions", "Description of Our Share Capital", "Description of American Depositary Shares", "The Securities Markets of Taiwan", "Foreign Investment and Exchange Controls in Taiwan", "Shares Eligible for Future Sale", "Enforceability of Civil Liabilities" and "Tax Considerations for Investors in Our ADSs or Shares - ROC Tax Considerations" and confirm that, insofar as such statements constitute summaries of the legal matters, legal documents or legal proceedings referred to therein, to the extent, and only to the extent, governed by the laws of the ROC, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters described therein.

              (i) Nothing has come to our attention that would lead us to believe that (except for the financial statements and other financial or statistical data contained therein, as to which we need not express any opinion or belief) the Registration Statement or the ADR Registration Statement as of the respective dates thereof contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein not misleading; and the Prospectuses as of their respective dates and as of the date hereof, contained or contain any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (j) The Underwriting Agreements, the Deposit Agreement, the Certificate of Payment and the documents to be furnished thereunder are in proper legal form under the laws of the ROC for the enforcement thereof against the Company, Benq, Acer and Kuang-Hwa, as applicable, under the laws of the ROC. Except for the filings and registrations referred to in opinion (d) above, it is not necessary, required, or advisable, to ensure the legality, validity, enforceability or admissibility in evidence of any of such agreement or document that such agreement or document be filed or recorded with any court or other authority in the ROC or that any stamp or similar tax be paid, it being understood that in court proceedings in the ROC a translation into Chinese language may be required.

              (k) None of the parties to the Underwriting Agreements or the Deposit Agreement in order to enforce any of their respective rights under the Underwriting Agreements or the Deposit Agreement or any other document to be furnished thereunder , and none of the holders of the ADSs in order to enforce any of their respective rights under the ADRs or the Deposit Agreement or any other document to be furnished thereunder (other than such parties or holders that are established under the laws of the ROC) need be licensed, qualified or entitled to do business in the ROC

              (l) None of the parties to the Underwriting Agreements or the Deposit Agreement (other than those parties established under the laws of the ROC) and none of the holders of the ADSs are or will be deemed to be resident, domiciled, carrying on business or, subject to taxation in the ROC or be required to be licensed, qualified or otherwise entitled to do business in the ROC solely by reason of the ownership of the ADSs or the entry into, performance and/or enforcement of the Underwriting Agreements and/or the Deposit Agreement, as applicable.

              (m) The choice of New York Law to govern the Underwriting Agreements and the Deposit Agreement is a valid choice of law. Under the Law Governing the Application of Laws to Civil Matters Involving Foreign Elements of the ROC (i.e., the ROC conflicts of law rules), if any claim with respect to the obligations of the Company, Benq, Acer or Kuang-Hwa under the Underwriting Agreement or the Deposit Agreement, as applicable comes under the jurisdiction of the ROC courts, New York Law is to be applied.

              (n) The submission in the Underwriting Agreements and the Deposit Agreement by each of the Company, Benq, Acer and Kuang-Hwa, as applicable, to the non-exclusive jurisdiction of and the irrevocable waiver of objection to venue of a proceeding in the U.S. federal and New York state courts in New York City is valid and binding upon each of the Company, Benq, Acer and Kuang-Hwa. The irrevocable appointment by each of the Company, Benq, Acer and Kuang-Hwa of CT Corporation System in New York as its authorized agent for the purpose described in the Underwriting Agreements and the Deposit Agreement, as applicable, is legal, valid and binding on each of the Company, Benq, Acer and Kuang-Hwa.

              (o) A judgment obtained against the Company, Benq, Acer or Kuang-Hwa in the courts of the ROC in respect of any sum payable by the Company, Benq, Acer or Kuang-Hwa under the Underwriting Agreements or the Deposit Agreement, as applicable may be expressed in United States dollars or New Taiwan dollars. However, if such judgment is enforced against assets of the Company, Benq, Acer or Kuang-Hwa located in the ROC, the fact that the judgment is rendered and expressed in United States dollars does not, for foreign exchange control purposes, itself, create a right to convert the New Taiwan dollar proceeds of such enforcement into United States dollars.

              (p) Except as described in the Prospectuses, all cash dividends and other distributions declared and payable on the Common Shares may be paid by the Company to each such holder in New Taiwan dollars that may be converted into foreign currency and freely transferred out of the ROC without the necessity of obtaining any governmental authorizations of, or from, any governmental agency in the ROC. However, the CBC Conversion Filings will be required to be made by the Company in connection with such conversion and transfer and similar filings by holders of Common Shares withdrawn from the ADS facility or their designated agents in the ROC will be required in connection with such conversion and transfer. Other than as described in the Prospectuses, all such dividends and other distributions made to holders of ADSs who are non-residents of the ROC will not be subject to the ROC income, withholding or other taxes under the laws and regulations of the ROC and are otherwise free and clear of any other tax, duty, withholding or deduction in the ROC.

              (q) To the best of our knowledge, and except as otherwise disclosed in the Prospectuses, (i) the Company owns or possesses or is licensed to use all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information ("Intellectual Property Rights") currently utilized by the Company in connection with its business and proposed to be utilized in connection with its business, and (ii) the Company has not received any notice of material infringement of or conflict with asserted rights of any third party with respect to any Intellectual Property Rights which, if determined adversely to the Company, would have a Material Adverse Effect.

              (r) To the best of our knowledge, the Company holds all, and is not in material violation of any, ROC governmental licenses and approvals necessary to own its property and conduct its business as described in the Prospectuses except to the extent that the failure to hold such licenses or approvals and/or the violation thereof would not have a Material Adverse Effect.

              (s) With respect to the Company's obligations and those of Benq, Acer and Kuang-Hwa under the Underwriting Agreements and the Deposit Agreement, as applicable, in the event a judgment of the courts of a country other than the ROC, including without limitation a judgment obtained in a New York court, were obtained, and enforcement of such judgment were sought in the ROC, such judgment would be recognized and enforced by the courts of the ROC without retrial or examination of the merits of the case only if the ROC courts are satisfied that: (i) the court rendering the judgment had subject matter jurisdiction under the laws of the ROC; (ii) the judgment was not contrary to public order or good morals of the ROC; (iii) the judgment was a final judgment for which the period for appeal had expired or from which no appeal could be taken;
     (iv) if the Company , Benq, Acer or Kuang-Hwa did not appear in the proceedings in such court and a judgment by default was entered, process was served either personally on the Company, Benq, Acer or Kuang-Hwa in the country of litigation or with the assistance of the judicial authorities of the ROC; and (v) judgments of the courts of the ROC would be enforceable in the jurisdiction of the court rendering such judgment on a reciprocal basis.

              (t) The performance by the Underwriters or the Depositary of any of their respective duties, obligations or responsibilities under the Underwriting Agreements or the Deposit Agreement in the manner contemplated thereby will not violate any applicable ROC law.

              (u) The voting arrangements set forth under "Description of American Depositary Shares" as described in the Prospectuses and the voting arrangements as set forth in the Deposit Agreement are legal and conform to the requirements of ROC law and constitute a valid and binding agreement by the holders of interests in the ADSs as to their voting rights.

              (v) The Depositary will not be deemed to be authorized to exercise any discretion when voting in accordance with the Deposit Agreement under ROC law, and the Depositary will not (in the absence of negligence, bad faith or breach of contract, and subject to general principles of agency) be subject to any liability under ROC law for losses arising from the exercise of the voting arrangements set out in the Deposit Agreement on the grounds that voting in accordance with the Deposit Agreement is in violation of ROC law.

              (w) So long as no single owner of the ADSs holds or owns, as applicable, ADSs (or ADSs, Certificate of Payment and Common Shares in the aggregate) representing more than 10% of the Company's outstanding Common Shares, there will be no reporting obligations under the ROC law on the part of the Depositary or its nominee or owner of the ADSs (i) by virtue of the Depositary being a party to the Deposit Agreement and exercising its rights and performing its obligations thereunder or (ii) in connection with the ADSs and the Certificate of Payment or Common Shares represented by the ADSs.

              (x) Each of the Company, Benq, Acer and Kuang-Hwa can sue and be sued in its own name under the laws of the ROC and an ROC court would have jurisdiction in any suit, action or proceedings brought against the Company, Benq, Acer and Kuang-Hwa arising out of or in connection with the Underwriting Agreements or the Deposit Agreement, as applicable.

              (y) Each of Benq, Acer and Kuang-Hwa has been duly incorporated and is validly existing as a corporation under the laws of the ROC.

              (z) The Underwriting Agreements and the Powers of Attorney have been duly authorized, executed and delivered by each of Benq, Acer and Kuang-Hwa and constitute valid and legally binding obligations of each of Benq, Acer and Kuang-Hwa, enforceable in accordance with the terms thereof.

              (aa) To the best of our knowledge, the Company is not in violation of the Articles of Incorporation or other constitutive documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

              (bb) Each of Benq, Acer and Kuang-Hwa has, and immediately prior to the Closing Date or any settlement date, as applicable, will have, full right, power and authority to deposit the Option Shares with the Depositary as contemplated in the Underwriting Agreements and to sell, assign, transfer and deliver the Option Shares in the form of ADSs to be sold by Benq, Acer and Kuang-Hwa under the Underwriting Agreements.

              (cc) Each of Benq, Acer and Kuang-Hwa is the beneficial owner of the Option Shares to be deposited with the Depositary against issuance of the ADRs evidencing the ADSs to be sold by Benq, Acer and Kuang-Hwa pursuant to the Underwriting Agreements, has, and immediately prior to the Closing Date or any settlement date, as applicable, will have, good and valid title to such Option Shares, in each case free and clear of all liens, encumbrances, equities and claims; and upon delivery of such Option Shares and payment therefor pursuant to the Underwriting Agreements, good and valid title to such Option Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Depositary or its nominee for the benefit of the several Underwriters.

              (dd) To the best of our knowledge, the Company has good and marketable title to all real property and good and marketable title to all personal Property owned by them which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectuses or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and except as described in the Prospectuses.

              (ee) The Registration Statement and the Prospectuses have been duly authorized by and on behalf of the Company; the Registration Statements have been signed for and on behalf of the Company by officers thereunto duly authorized and by directors duly elected or appointed.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the ROC, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectuses in this paragraph
(iii) include any supplements thereto at the Closing Date.

         (iv) On each of the Closing Date and any settlement date, the Depositary shall have requested and caused Patterson, Belknap, Webb & Tyler LLP, counsel for the Depositary, to have furnished to the Representatives their opinion dated the Closing Date or the settlement date, as the case may be, and addressed to the Representatives, to the effect that:

              (a) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a legal, valid and binding instrument enforceable against the Depositary in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); the statements in the Prospectuses under the heading "Description of American Depositary Shares," insofar as such statements purport to describe the Depositary and summarize certain provisions of the Deposit Agreement, the ADSs and the ADRs, are fair and accurate.

              (b) The Depositary has full power and authority and legal right to execute and deliver the Deposit Agreement and to perform its obligations thereunder.

              (c) The ADRs and the ADSs evidenced thereby are in valid and sufficient form and, when issued under the Deposit Agreement, the ADRs will be duly and validly issued and will entitle the holders and beneficial owners thereof to the rights specified therein and in the Deposit Agreement.

              (d) The ADR Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the ADR Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the ADR Registration Statement, and each amendment comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder.

         (v) On each of the Closing Date and any settlement date, the Selling Shareholders shall have requested and caused Simpson Thacher & Bartlett, United States counsel for the Selling Shareholders, to have furnished to the Representatives their opinion dated the Closing Date or the settlement date, as the case may be, addressed to the Representatives, to the effect that:

              (a) The Underwriting Agreements have been duly executed and delivered by or on behalf of the Selling Shareholders in accordance with the laws of the State of New York.

              (b) The compliance by the Selling Shareholders with all of the provisions of the Underwriting Agreements will not violate any United States federal or New York state statute or any order known to such counsel issued pursuant to any United States federal or New York state statute by any court or governmental agency or body having jurisdiction over any Selling Shareholder.

              (c) No consent, approval, authorization, order, registration or qualification of or with any United States federal or New York state governmental agency or body or, to the knowledge of such counsel, any United States federal or New York state court is required for the compliance by the Selling Shareholders with all of the provisions of the Underwriting Agreements, except for the registration under the Act and the Exchange Act of the Shares and the ADSs or the offering and sale thereof, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws in connection with the purchase and distribution of the Shares and the ADSs by the Underwriters.

              (d) Assuming the validity of such actions under the laws of the ROC and any other non-United States jurisdiction (and subject to the limitations and provisions of Sections 1331, 1332 and 1404(a) of Title 28 of the United States Code and Section 510 of the New York Civil Practice Laws and Rules), under the laws of the State of New York relating to personal jurisdiction, and pursuant to Section 15 of the Underwriting Agreements, each Selling Shareholder has: (A) validly submitted to the non-exclusive personal jurisdiction of the New York Courts in any action, suit or proceeding arising out of or based upon the Underwriting Agreements or the transactions contemplated thereby; and (B) in the case of Benq, Acer and Kuang-Hwa, validly appointed CT Corporation System in New York, New York, and in the case of UMC (as defined below), validly appointed Law+, P.C., as its authorized agent for the purpose described in
     Section 15 of the Underwriting Agreements, the waiver by each Selling Shareholder of any objection to the venue of any proceeding in the New York Courts is valid (subject to customary limitations under New York state and federal laws), and service of process effected in the manner set forth in Section 15 of the Underwriting Agreements will be effective under the laws of the State of New York to confer valid personal jurisdiction over such Selling Shareholder.

              (e) Upon payment for and transfer of the security entitlements to the ADSs representing Option Shares as contemplated in the Underwriting Agreements, DTC will be a protected purchaser who acquires its interest free of any adverse claim (within the meaning of Section 8-303 of the New York UCC), and an action based on an adverse claim to the security entitlements to such ADSs may not be asserted against the Underwriters.

         The opinion of such counsel may be subject to customary assumptions, qualifications and limitations and, in rendering such opinion, such counsel may state that (i) they do not express any opinion therein concerning any law other than the law of the State of New York and the federal law of the United States of America and (ii) with respect to all matters governed by the laws of the ROC, such counsel understand that the Representatives are relying on an opinion of Russin & Vecchi. References to the Prospectuses in this paragraph (v) include any supplements thereto at the Closing Date.

         (vi) On each of the Closing Date and any settlement date, United Microelectronics Corporation ("UMC") shall have requested and caused Chen & Lin, ROC counsel for UMC as a Selling Shareholder, to have furnished to the Representatives their opinion dated the Closing Date or the settlement date, as the case may be, addressed to the Representatives, to the effect that:

              (a) UMC has been duly incorporated and is validly existing as a corporation under the laws of the ROC.

              (b) The Underwriting Agreements and the Power of Attorney of UMC have been duly authorized, executed and delivered by UMC and constitute valid and legally binding obligations of UMC enforceable in accordance with the terms thereof, and UMC has the full legal right and authority to sell, transfer and deliver the Option Shares in the form of ADSs to be sold by UMC under the Underwriting Agreements.

              (c) UMC is the beneficial owner of the Option Shares to be deposited by UMC with the Depositary against issuance of the ADRs evidencing the ADSs to be sold by UMC hereunder, and has, and immediately prior to the Closing Date or any settlement date will have, good and valid title to such Option Shares, in each case free and clear of all liens, encumbrances, equities and claims.

              (d) Upon delivery of the Option Shares to be purchased from UMC, and payment therefor, pursuant to the Underwriting Agreements, good and valid title to such Option Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Depositary or its nominee for the benefit of the several Underwriters; assuming the Deposit Agreement has been duly authorized and delivered by the parties thereto, the Option Shares to be deposited by UMC may be freely deposited with the Depositary against issuance of ADRs evidencing ADSs and the ADSs delivered at the settlement date will be freely transferable by UMC to or for the account of the several Underwriters and (to the extent described in the Prospectuses) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Option Securities to be sold by UMC except as described in the Prospectuses under the captions "Description of Our Share Capital," "Description of American Depositary Shares" or "Foreign Investment and Exchange Controls in Taiwan".

              (e) No consent, approval, authorization, filing with, or order of, or qualification with, any governmental body or agency of the government of the ROC is required in connection with the transactions contemplated in the Underwriting Agreements or in the Deposit Agreement, except for (i) the approvals of the CBC and reports to the CBC of the foreign exchange settlements and payments contemplated by the Deposit Agreement (the "CBC Conversion Filings"); (ii) the filings and approvals, if any, required under (A) the "Guidelines For Handling Issuance and Offer of Overseas Securities by Issuers of the ROC (the "Overseas Offering Rules"), and (B) the rules and regulations of the Taiwan Stock Exchange, the ROC SFC and the CBC; (iii) completion of the corporate amendment registration reflecting the issuance of the Underwritten Shares with the SIPA which registration is required to be filed by the Company with fifteen (15) days after the Closing Date and (iv) the approvals which have been obtained under the laws of the ROC and are in full force and effect as of the date hereof, including the SIPA Approval, the CBC Approvals and the ROC SFC Approvals

              (f) None of the execution and delivery of the Power of Attorney of UMC or of the Underwriting Agreements by UMC, and the performance by UMC of its obligations under the Underwriting Agreements and the Power of Attorney of UMC, will conflict with, or result in a breach or violation of, any applicable laws of the ROC or the articles of incorporation or any other constitutive documents of UMC.

              (g) The choice of law provision set forth in Section 15 of the Underwriting Agreements will be recognized by the courts of the ROC and such counsel knows of no reason why the courts of the ROC would not give effect to the choice of New York law as the proper law of the Underwriting Agreements, provided that the relevant provisions of the laws of the State of New York will not be applied to the extent such courts hold that such provisions of the laws of the State of New York are contrary to the public order or good morals of the ROC and an ROC court would have jurisdiction in any suit, action or proceedings brought against UMC arising out of or in connection with the Underwriting Agreements; UMC has the legal capacity to sue and be sued in its own name under the laws of the ROC; UMC has validly and irrevocably appointed Law+, P.C. as its authorized agent for the purpose described in Section 15 of the Underwriting Agreements under the laws of the ROC; the irrevocable submission of UMC to the non-exclusive jurisdiction of the New York Courts and the waivers by UMC of any objection to the venue of the proceeding in a New York Court in the Underwriting Agreements are legal, valid and binding under the laws of the ROC; and any final and conclusive judgment against UMC obtained in a New York Court arising out of or in relation to the obligations of UMC under the Underwriting Agreements would be enforceable against UMC in the courts of the ROC, provided that the court of the ROC in which the enforcement is sought is satisfied that (A) the court rendering the judgment had jurisdiction over the subject matter according to the laws of the ROC, (B) the judgment is not contrary to the public order or good morals of the ROC, (C) if the judgment was rendered by default by the court rendering the judgment, UMC was served while within the jurisdiction of such court or process was served on UMC with judicial assistance of the ROC; and (D) judgments of the courts of the ROC are recognized and enforceable in the court rendering the judgment on a reciprocal basis.

              (h) A judgment obtained against UMC in the courts of the ROC in respect of any sum payable by UMC under the Underwriting Agreements or the Deposit Agreement, as applicable may be expressed in United States dollars or New Taiwan dollars.

              (i) The Underwriting Agreements and the documents to be furnished thereunder are in proper legal form under the laws of the ROC for the enforcement thereof against UMC, as applicable, under the laws of the ROC. Except for the filings and registrations referred to in paragraph (e) above, it is not necessary, required, or advisable, to ensure the legality, validity, enforceability or admissibility in evidence of any of such agreement or document that such agreement or document be filed or recorded with any court or other authority in the ROC or that any stamp or similar tax be paid, it being understood that in court proceedings in the ROC a translation into Chinese language may be required.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the ROC, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectuses in this paragraph
(vi) include any supplements thereto at the Closing Date.

         (vii) On each of the Closing Date and any settlement date, the Representatives shall have received from Davis Polk & Wardwell, United States counsel for the Underwriters, such opinion or opinions, dated the Closing Date or the settlement date, as the case may be, addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the ADR Registration Statement, the Prospectuses (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Shareholder shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (viii) On each of the Closing Date and any settlement date, the Representatives shall have received from Lee & Li, ROC counsel for the Underwriters, such opinion or opinions, dated the Closing Date or the settlement date, as the case may be, and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the ADR Registration Statement, the Prospectuses (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Shareholder shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (ix) On each of the Closing Date and any settlement date, the Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the

Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date or the settlement date, as the case may be, to the effect that the signers of such certificate have carefully examined the Registration Statement, the ADR Registration Statement, the Prospectuses, any supplements to the Prospectuses and this Agreement and that:

              (a) The representations and warranties of the Company in the Underwriting Agreements are true and correct on and as of the Closing Date or the settlement date, as the case may be, with the same effect as if made on the Closing Date or the settlement date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied under the Underwriting Agreements at or prior to the Closing Date or the settlement date, as the case may be.

              (b) No stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened.

              (c) Since the date of the most recent financial statements included in the Prospectuses (exclusive of any supplement thereto), there has not been any change, or any development involving a prospective change, that would have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

         (x) On each of the Closing Date and any settlement date, each Selling Shareholder shall have furnished to the Representatives a certificate, signed by a duly authorized signatory dated the Closing Date or the settlement date, as the case may be, to the effect that the signer of such certificate has carefully examined the Registration Statement, the ADR Registration Statement, the Prospectuses, any supplement to either of the Prospectuses and this Agreement and the U.S. Underwriting Agreement and that the representations and warranties of such Selling Shareholder in this Agreement and the U.S. Underwriting Agreement are true and correct in all material respects on and as of the Closing Date or the settlement date, as the case may be, to the same effect as if made on the Closing Date, or the settlement date, as the case may be.

         (xi) The Company shall have requested and caused KPMG to have furnished to the Representatives letters, dated respectively as of the Execution Time as of the Closing Date, and as of any settlement date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of the Company for the three-month period ended March 31, 2002 and as at March 31, 2002, in accordance with generally accepted auditing standards applicable in the ROC and statement on Auditing Standards No. 71, provided that the letter delivered on the Closing Date shall use a "cut-off" date not earlier than the date hereof and the letter delivered on any settlement date shall use a

"cut off" date not earlier than the date of the third Business Day prior to such settlement date, and stating in effect that:

              (a) In their opinion the audited financial statements and financial statement schedules included in the Registration Statement and the Prospectuses and reported on by them comply as to form in all material respects with the applicable accounting requirements of generally accepted accounting principles in the ROC and the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission; and all necessary adjustments to net income and shareholders' equity for the periods presented that would be required if U.S. generally accepted accounting principles had been applied have been made.

              (b) On the basis of a reading of the latest unaudited financial statements made available by the Company and the Subsidiaries; their limited review, in accordance with generally accepted auditing standards applicable in the ROC and standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the three-month period ended March 31, 2002, and as at March 31, 2002; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and directors of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and the Subsidiaries as to transactions and events subsequent to December 31, 2001, nothing came to their attention which caused them to believe that:

               (i) any unaudited financial statements included in the Registration Statement and the Prospectuses do not comply as to form in all material respects with generally accepted accounting principles and the regulations in the ROC and applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to registration statements on Form F-1; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectuses; and all necessary adjustments to net income and shareholders' equity for such interim period that would be required if U.S. generally accepted accounting principles had been applied have not been made.

               (ii) with respect to the period subsequent to March 31, 2002, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and the Subsidiaries or capital stock of the Company or decreases in the consolidated net current assets or stockholders' equity of the Company as compared with the amounts shown on the March 31, 2002, consolidated balance sheet included in the Registration Statement and the Prospectuses, or for the period from April 1, 2002 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated net sales or in the total or per-share amounts of net income of the Company and the Subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives.

              (c) They have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectuses, including the information set forth under the captions "Prospectus Summary - Summary Financial and Operational Data" and "Selected Financial and Operational Data" in the Prospectuses, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

              (d) On the basis of a reading of the unaudited pro forma financial statements included in the Registration Statement and the Prospectuses (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company and Unipac Optoelectronics Corporation, who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

         (xii) The Company shall have requested and caused Diwan, Ernst & Young to have furnished to the Representatives letters, dated respectively as of the Execution Time, as of the Closing Date, and as of any settlement date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder and containing other statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements of Unipac Optoelectronics Corporation and certain financial information contained in the Registration Statement and the Prospectuses, provided that the letter delivered on the Closing Date shall use a "cut-off" date not earlier than the date hereof and the letter delivered on any settlement date shall use a "cut off" date not earlier than the date of the third Business Day prior to such settlement date.

         (xiii) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), and the Prospectuses (exclusive of any supplement thereto), there shall not have been (a) any change or decrease specified in the letter or letters referred to in paragraph (x) of this Section 6 or (b) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (a) or (b) above, is, in the sole judgment of the International Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the International Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the ADR Registration Statement and the Prospectuses (exclusive of any supplement thereto).

         (xiv) The Company and the Depositary shall have executed and delivered the Deposit Agreement, and the Selling Shareholders shall have executed and delivered the Power of Attorney, in each case in form and substance satisfactory to the Representatives, and each of the Deposit Agreement and the Powers of Attorney shall be in full force and effect.

         (xv) The Selling Shareholders shall have delivered to the Depositary, no later than on the Deposit Date, a New Taiwan dollar Bank of Taiwan cheque payable to the ROC taxing authority, dated as of such date of delivery, in the amount of the securities transfer tax payable on the transfer on the Closing Date or the settlement date, as the case may be, of the Option Shares represented by the ADSs to be sold by the Selling Shareholders pursuant to the Underwriting Agreements to the appropriate taxing authorities in the Republic of China.

         (xvi) The Depositary shall have furnished or caused to be furnished to the Representatives certificates satisfactory to the Representatives evidencing
(i) the deposit with the Depositary of the Certificates of Payment or Option Shares in respect of which ADSs to be purchased by the Underwriters on the Closing Date or any settlement date, as the case may be, are to be issued, (ii) the execution, issuance, countersignature (if applicable) and delivery of the ADRs evidencing such ADSs pursuant to the Deposit Agreement, (iii) if applicable, the receipt by the Depositary of the New Taiwan dollar Bank of Taiwan cheque referred to in Section 6(xv) hereof, and (iv) such other matters related thereto as the Representatives reasonably request.

         (xvii) Prior to each of the Closing Date and any settlement date, the Company and the Selling Shareholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         (xviii) The ADSs shall have been listed and admitted and authorized for trading on the New York Stock Exchange, subject only to official notice of issuance, and satisfactory evidence of such actions shall have been provided to the Representatives.

         (xix) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer of the Company listed in the Prospectuses, and the legal entity represented by each director and supervisor of the Company, in each case addressed to the Representatives.

         (xx) No order or notice, oral or written, from any governmental or regulatory authority of the ROC, including the ROC SFC, has been received by the Company to the effect that the offering contemplated by this Agreement, if consummated, will contravene applicable laws or regulations of the ROC.

         (xxi) Prior to the Closing Date, the Company shall have received from each of its employees entitled to subscribe to the Underwritten Shares a written waiver of such employee's right to subscribe to such Underwritten Shares.

         (xxii) The closing of the purchase of the U.S. Underwritten Securities to be issued and sold by the Company and the Selling Shareholders pursuant to the U.S. Underwriting Agreement shall occur concurrently with the closing of the purchase of the International Underwritten Securities described herein.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the International Underwriters under this Agreement may be canceled at, or at any time prior to, the Closing Date or the settlement date by the Representatives. Notice of such cancellation shall be given to the Company and each Selling Shareholder in writing or by telephone or facsimile confirmed in writing.

         The documents required to be delivered by this Section 6 shall be delivered at the office of Davis Polk & Wardwell, counsel for the Underwriters, at 18/F, The Hong Kong Club Building, 3A Chater Road, Hong Kong, on the Closing Date.

         7. Reimbursement of Underwriters' Expenses. If the sale of the International Securities provided for in this Agreement is not consummated:

              (a) Because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied because of any refusal, inability or failure of the Company to comply with such condition, or because of any refusal, inability or failure on the part of the Company to perform any agreement in this Agreement or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Underwriters shall not be required to make any payments, or reimburse the Company or the Selling Shareholders for any payments, described in Section 5(i)(o) hereof, and the Company will reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for (i) all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities and (ii) all payments by the Underwriters under
     Section 5(i)(o) hereof.

              (b) Because of any termination pursuant to Section 10 hereof, the Underwriters shall not be required to make any payments, or reimburse the Company or the Selling Shareholders for any payments, described in Section 5(i)(o) hereof and the Company will reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for all payments made by the Underwriters pursuant to Section 5(i)(o) hereof; provided that if the Company or any of its subsidiaries consummates an international securities offering with any lead manager other than Salomon Smith Barney Inc. or any of the affiliates of Salomon Smith Barney Inc. in the period ending 365 days following such termination, then immediately upon the consummation of such offering, the Company will, in addition, reimburse the

     Underwriters severally through Salomon Smith Barney Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

              (c) For any reason other than those set forth in paragraphs (a) or (b) above, the Underwriters will not be required to make any payments, or reimburse the Company or the Selling Shareholders for any payments, described in Section 5(i)(o) hereof, and the Company will reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for all payments by the Underwriters under Section 5(i)(o) hereof.

         If the Company is required to make any payments to the Underwriters under this Section 7 because of any Selling Shareholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, the Selling Shareholders shall reimburse the Company pro rata in proportion to the percentage of Securities to be sold by each on demand for all amounts so paid.

         8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each International Underwriter, the directors, officers, employees and agents of each International Underwriter and each person who controls any International Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the ADR Registration Statement as originally filed or in any amendment thereof, or in any U.S. or International Preliminary Prospectus or in either of the Prospectuses, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any International Underwriter through the International Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

              (b) Each Selling Shareholder severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement or the ADR Registration Statement, each International Underwriter, the directors, officers, employees and agents of each International Underwriter and each person who controls the Company or any International Underwriter within the meaning of either the Act or the Exchange Act and each other

     Selling Shareholder, if any, to the same extent as the foregoing indemnity from the Company to each International Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Selling Shareholder specifically for inclusion in the documents referred to in the indemnity in Section 8(a). This indemnity agreement will be in addition to any liability which any Selling Shareholder may otherwise have.

              (c) Each International Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement or the ADR Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Shareholder, to the same extent as the indemnity in Section 8(a) from the Company to each International Underwriter, but only with reference to written information relating to such International Underwriter furnished to the Company by or on behalf of such International Underwriter through the Representatives specifically for inclusion in the documents referred to in the indemnity in Section 8(a). This indemnity agreement will be in addition to any liability which any International Underwriter may otherwise have. The Company and each Selling Shareholder acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities, and, under the heading "Underwriting," (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances, and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any U.S. or International Preliminary Prospectus and the Prospectuses, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any U.S. or International Preliminary Prospectus or the Prospectuses.

              (d) Promptly after receipt by an indemnified party under this
     Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph
     (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either the Act or the Exchange Act and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either the Act or the Exchange Act, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and directors, officers, employees and agents, and control persons, of any Underwriters, such firm shall be designated in writing by Salomon Smith Barney Inc. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought under this Agreement (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

              (e) In the event that the indemnity provided in paragraph (a),
     (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Shareholders and the International Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, one or more of the Selling Shareholders and one or more of the International Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Selling Shareholders and by the International

     Underwriters from the offering of the International Securities; provided, however, that in no case shall any International Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the International Securities purchased by such International Underwriter under this Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Shareholders and the International Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, of the Selling Shareholders and of the International Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and by the Selling Shareholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the International Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the International Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Selling Shareholders on the one hand or the International Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholders and the International Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an International Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an International Underwriter shall have the same rights to contribution as such International Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement or the ADR Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

         9. Default by an Underwriter. If any one or more International Underwriters shall fail to purchase and pay for any of the International Securities agreed to be purchased by such International Underwriter or International Underwriters under this Agreement and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining International Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of International Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of International Securities set forth opposite the names of all the remaining International Underwriters) the International Securities which the defaulting International Underwriter or International

Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of International Securities which the defaulting International Underwriter or International Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of International Securities set forth in Schedule I hereto, the remaining International Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the International Securities, and if such nondefaulting International Underwriters do not purchase all the International Securities, this Agreement will terminate without liability to any nondefaulting International Underwriter, the Selling Shareholders or the Company. In the event of a default by any International Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the International Representatives shall determine in order that the required changes in the Registration Statement, the ADR Registration Statement and the Prospectuses or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting International Underwriter of its liability, if any, to the Company, the Selling Shareholders and any nondefaulting International Underwriter for damages occasioned by its default under this Agreement.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the International Representatives, by notice given to the Company prior to delivery of and payment for the International Securities, if at any time prior to such time (i) trading in the Company's Common Shares shall have been suspended by the Commission or the Taiwan Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges, (ii) a banking moratorium shall have been declared by U.S. Federal, New York State or the ROC authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States or the ROC of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the International Representatives, impractical or inadvisable to proceed with the offering or delivery of the International Securities as contemplated by the International Prospectus (exclusive of any supplement thereto).

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Shareholder and of the International Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any International Underwriter, any Selling Shareholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the International Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications under this Agreement will be in writing and effective only on receipt, and, if sent to the International Representatives, will be mailed, delivered or telefaxed to Salomon Smith Barney Inc., Attention: General Counsel (fax no.: (212) 816-7912) and confirmed to such General Counsel at Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to (fax no.: (886-3) 564-3370) and confirmed to it at 1 Li-Hsin Rd., 2 Science-Based Industrial Park, Hsin-Chu 300, Taiwan,

ROC, attention of Jerry Liu, Senior Manager of Finance Department; or if sent to any Selling Shareholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule II hereto.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation under this Agreement.

         14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         15. Jurisdiction. Each of the Company and the Selling Shareholders agrees that any suit, action or proceeding against the Company brought by any International Underwriter, the directors, officers, employees and agents of any International Underwriter, or by any person who controls any International Underwriter, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. Each of the Company and each Selling Shareholder other than UMC has appointed CT Corporation System, Inc., 111 Eighth Avenue, New York, New York 10011 as its authorized agent and UMC has appointed Law+, P.C., 993 Highland Circle, Los Altos, CA 94024 as its authorized agent (the "Authorized Agent") upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any New York Court, by any International Underwriter, the directors, officers, employees and agents of any International Underwriter, or by any person who controls any International Underwriter, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. Each of the Company and the Selling Shareholders hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders. Notwithstanding the foregoing, any action arising out of or based upon this Agreement may be instituted by any International Underwriter, the directors, officers, employees and agents of any International Underwriter, or by any person who controls any International Underwriter, in any court of competent jurisdiction in the ROC.

         The provisions of this Section 15 shall survive any termination of this Agreement, in whole or in part.

         16. Currency. Each reference in this Agreement to U.S. Dollars (the "relevant currency") is of the essence. To the fullest extent permitted by law, the obligations of each of the Company and the Selling Shareholders in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company or the Selling Shareholder making such payment will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of any of the Company or the Selling Shareholders not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

         17. Waiver of Immunity. To the extent that any of the Company or the Selling Shareholders has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, each of the Company and the Selling Shareholders hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

         18. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         19. Headings. The section headings used in this Agreement are for convenience only and shall not affect the construction hereof.

         20. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

         "Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "ADR Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(c) above, including all exhibits thereto, each as amended at the time such part of the registration statement became effective.

         "ADRs" shall mean the certificates issued by the Depositary to evidence the American depositary shares issued under the terms of the Deposit Agreement.

         "ADSs" shall mean the American depositary shares, each of which represents ten (10) common shares of the Company, par value NT$10 per share, issued under the terms of the Deposit Agreement.

         "Affiliate" shall mean, with respect to any Selling Shareholder other than Kuang-Hwa, any affiliate of such Selling Shareholder, and, solely with respect to Kuang-Hwa, any person or entity directly, or indirectly through one or more intermediaries, controlled by Kuang-Hwa.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or the ROC.

         "Commission" shall mean the Securities and Exchange Commission.

         "Effective Date" shall mean each date and time that the Registration Statement and the ADR Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

         "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Execution Time" shall mean the date and time that this U.S. Underwriting Agreement is executed and delivered by the parties hereto.

         "International Preliminary Prospectus" shall have the meaning set forth under "U.S. Preliminary Prospectus."

         "International Prospectus" shall mean such form of prospectus relating to the International Securities as first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is made, such form of prospectus included in the Registration Statement at the Effective Date.

         "International Representatives" shall mean the addressees of the International Underwriting Agreement.

         "International Securities" shall mean the International Underwritten Securities and the International Option Securities.

         "International Underwriters" shall mean the several underwriters named in Schedule I to the International Underwriting Agreement.

         "International Underwriting Agreement" shall mean the International Underwriting Agreement dated the date hereof related to the sale of the International Securities by the Company and the Selling Shareholders to the International Underwriters.

         "New York Courts" shall mean the U.S. Federal or State courts located in the State of New York, County of New York.

         "Option Securities" shall mean the U.S. Option Securities and the International Option Securities.

         "Option Shares" shall mean the U.S. Option Shares and the International Option Shares.

          "Preliminary Prospectus" shall have the meaning set forth under "U.S. Preliminary Prospectus."

         "Prospectuses" and "each Prospectus" shall mean the U.S. Prospectus and the International Prospectus.

         "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

         "Representatives" shall mean the U.S. Representatives and the International Representatives.

         "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

         "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

         "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a)(i) hereof.

         "Securities" shall mean the U.S. Securities and the International Securities.

         "Selling Shareholders" shall mean the persons named on Schedule II to the U.S. Underwriting Agreement and the International Underwriting Agreement.

         "Shares" shall mean the U.S. Shares and the International Shares.

         "Subsidiaries" shall mean the subsidiaries of the Company listed on Annex A attached hereto.

         "UMC Letter" shall mean the letter agreement dated April 30, 2002 between the Company and Salomon Smith Barney Inc. relating to the offering by United Microelectronics Corporation of bonds that will be exchangeable into the Common Shares or ADSs of the Company.

         "Underlying Shares" shall mean the Shares that will be represented by the ADSs.

         "Underwriter" and "Underwriters" shall mean the U.S. Underwriters and the International Underwriters.

         "Underwritten Securities" shall mean the U.S. Underwritten Securities and the International Underwritten Securities.

         "Underwritten Shares" shall mean the U.S. Underwritten Shares and the International Underwritten Shares.

         "United States or Canadian Person" shall mean any person who is a national or resident of the United States or Canada, any corporation, partnership, or other entity created or organized in or under the laws of the United States or Canada or of any political subdivision thereof, or any estate or trust the income of which is subject to United States or Canadian Federal income taxation, regardless of its source (other than any non-United States or non-Canadian branch of any United States or Canadian Person), and shall include any United States or Canadian branch of a person other than a United States or Canadian Person. "U.S." or "United States" shall mean the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "U.S. Preliminary Prospectus" and "International Preliminary Prospectus", respectively, shall mean any preliminary prospectus with respect to the offering of the U.S. Securities and the International Securities, as the case may be, referred to in paragraph 1(i)(a) above and any preliminary prospectus with respect to the offering of the U.S. Securities and the International Securities, as the case may be, included in the Registration Statement at the Effective Date that omits Rule 430A Information; and the U.S. Preliminary Prospectus and the International Preliminary Prospectus are hereinafter collectively called the "Preliminary Prospectuses".

         "U.S. Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

         "U.S. Representatives" shall mean the addressees of the U.S. Underwriting Agreement.

         "U.S. Securities" shall mean the U.S. Underwritten Securities and the U.S. Option Securities.

         "U.S. Underwriting Agreement" shall mean this agreement relating to the sale of the U.S. Securities by the Company and the Selling Shareholders to the U.S. Underwriters.

         "U.S. Underwriters" shall mean the several underwriters named in
Schedule I to the U.S. Underwriting Agreement.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several International Underwriters.

                                      Very truly yours,


                                      AU Optronics Corp.


                                      By: /s/ Kuen-Yao (K.Y.) Lee
                                          --------------------------------------
                                          Chief Executive Officer


                                      Benq Corporation


                                      By: /s/ Kuen-Yao (K.Y.) Lee
                                          --------------------------------------
                                          President


                                      United Microelectronics Corporation


                                      By: /s/ Max Weishun Cheng
                                          --------------------------------------
                                          Attorney-in-fact


                                      Acer Inc.


                                      By: /s/ Max Weishun Cheng
                                          --------------------------------------
                                          Attorney-in-fact


                                      Kuang-Hwa Investment Holding Co., Ltd.


                                      By: /s/ Max Weishun Cheng
                                          --------------------------------------
                                           Attorney-in-fact

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


Salomon Smith Barney Inc.
UBS AG, acting through its business group UBS Warburg
ING Bank N.V.
CLSA Limited
Daiwa Securities SMBC Hong Kong Limited
Lehman Brothers Inc.

By: Salomon Smith Barney Inc.


By: /s/ Willy Liu
    ----------------------
    Managing Director

For themselves and the other
several International Underwriters
named in Schedule I to the foregoing
Agreement.

                                   SCHEDULE I


                                                   Number of ADSs (representing
                                                   Underwritten Shares) to be
Underwriters                                       Purchased
------------                                       -----------------------------

Salomon Smith Barney Inc...........................         15,000,000
UBS AG, acting through its business group
    UBS Warburg....................................          5,000,000
ING Bank N.V.......................................          2,500,000
CLSA Limited.......................................         1, 000,000
Daiwa Securities SMBC Hong Kong Limited............         1, 000,000
Lehman Brothers Inc................................            500,000
                                                          ------------
                                Total..............         25,000,000

                                  SCHEDULE II


                                                   Maximum Number of ADSs
                                                   (representing Option Shares)
Selling Shareholders:                              to be Sold
---------------------                              ----------------------------

Benq Corporation
157, Shan-Ying Road,
Gueishan Taoyuan, 333
Taiwan, ROC
Fax No.: (886-3) 359-3235                                     1,250,000

United Microelectronics Corporation
No. 3 Lee-Hsing Road II,
Science-Based Industrial Park, Hsin-Chu City 300,
Taiwan, ROC
Fax No.: (886-3) 577-4767                                     1,250,000

Acer Inc.
21F, #88, Hsin Tai Wu Road, Sec. 1, Hsinchih, Taipei,
Tsien 221,
Taiwan, ROC
Fax No.: (886-2) 8691-1009                                      500,000

Kuang-Hwa Investment Holding Co., Ltd.
10F, 232, Pa Teh Road, Sec 2, Taipei,
Taiwan, ROC
Fax No.: (886-2) 2711-3699                                      500,000

                                                              ---------

                                  Total ................      3,500,000

                                                                      EXHIBIT A


[Form of Lock-Up Agreement]


               [Letterhead of executive officer or shareholder of

                              AU Optronics Corp.]


                                                                         , 2002

Salomon Smith Barney Inc.
UBS AG, acting through its business group UBS Warburg
CLSA Limited
Daiwa Securities SMBC Hong Kong Limited
Lehman Brothers Inc.
As Representatives of the several U.S. Underwriters and International Underwriters

ING Financial Markets LLC
As Representative of the Several U.S. Underwriters

ING Bank N.V.
As Representative of the Several International Underwriters

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed U.S. Underwriting Agreement and International Underwriting Agreement (collectively, the "Underwriting Agreements") to be entered into between AU Optronics Corp. (the "Company"), a corporation organized under the laws of the Republic of China, the selling shareholders to be named therein, and you as representative of a group of U.S. Underwriters and International Underwriters to be named therein, relating to an underwritten public offering of American depositary shares ("ADSs"), each ADS representing ten common shares, par value NT$10.00 per share, of the Company (the "Common Shares").

                  In order to induce you and the other U.S. Underwriters and International Underwriters to enter into the Underwriting Agreements, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the U.S. Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position, within the meaning of Section 16 of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder with respect to, any Common Shares or ADSs (other than Common Shares or ADSs disposed of as bona fide gifts approved by Salomon Smith Barney Inc.) or any securities convertible into, or exercisable or exchangeable for, Common Shares or ADSs, or publicly announce an intention to effect any such transaction, for a period that commences on the date hereof and ends 90 days after the date of the Underwriting Agreements.

                  If, for any reason, the Underwriting Agreements shall be terminated prior to the Closing Date (as defined in the Underwriting Agreements), the agreement set forth above shall likewise be terminated.

                                                 Yours very truly,

                                                 [Signature of executive
                                                  officer or shareholder]

                                                 [Name and address of executive
                                                  officer or shareholder]

                                    Annex A

                                  Subsidiaries

AU Optronics (L) Corp.

AU Optronics Corporation
         America

AU Optronics (Suzhou) Corp.

AU Optronics Corporation
         Japan